Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Timing of Grants of Equity Awards
Pursuant to the Company’s 2019 Stock Incentive Plan, all equity grants made to any named executive officer, director, or other employee must be made by the Compensation Committee of the Board of Directors.
The Committee seeks to maintain a regular schedule with respect to annual equity grant awarded by the Committee as long-term incentives to officers and employees, generally with approval by the Committee in November or December for the following year to ensure that grants do not coincide with any important dates in the fiscal year, including annual financial reports. The annual equity component of director compensation is scheduled to occur in close proximity to the Annual Meeting of Stockholders. Directors may also elect to receive equity awards in lieu of cash earned on a quarterly basis.
The Committee does not grant equity awards in anticipation of the release of material nonpublic information and we do not time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation. However, the Committee would consider deferring a grant date until the Company is no longer in possession of material nonpublic information on a case-by-case
basis.

Award Timing MNPI Considered	true
Award Timing, How MNPI Considered	The Committee does not grant equity awards in anticipation of the release of material nonpublic information and we do not time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation.
MNPI Disclosure Timed for Compensation Value	false